EXHIBIT INDEX


Exhibit             Description of Document
Number

EX-99.B1a    Articles of Incorporation of Twentieth Century Strategic Asset
             Allocations, Inc. (filed electronically as Exhibit 1a to
             Pre-Effective Amendment No. 3 on Form N-1A, filed on December 1,
             1995, and incorporated herein by reference).

EX-99.B1b    Articles of Amendment of Twentieth Century Strategic Asset
             Allocations, Inc., dated November 28, 1995 (filed electronically as Exhibit 1b to Pre-Effective Amendment No. 3 on Form N-1A, filed
             December 1, 1995, and incorporated herein by reference).

EX-99.B1c    Articles Supplementary of Twentieth Century Strategic Asset
             Allocations, Inc., dated December 26, 1995 (filed electronically as
             Exhibit 1c to Pre-Effective Amendment No. 4 on Form N-1A, filed on
             February 5, 1996, and incorporated herein by reference).

EX-99.B1d    Articles of Amendment of Twentieth Century Strategic Asset
             Allocations, Inc., dated January 29, 1996 (filed electronically as Exhibit 1d to Pre-Effective Amendment No. 4 on Form N-1A, filed on February 5, 1996, and incorporated herein by reference).

EX-99.B1e    Articles Supplementary of Twentieth Century Strategic Asset
             Allocations, Inc., dated January 29, 1996 (filed electronically as
             Exhibit 1e to Pre-Effective Amendment No. 4 on Form N-1A, filed on
             February 5, 1996, and incorporated herein by reference).

EX-99.B1f    Articles of Amendment of Twentieth Century Strategic Asset
             Allocations, Inc., dated December 2, 1996.

EX-99.B1g    Articles Supplementary of American Century Strategic Asset
             Allocations, Inc., dated December 2, 1996.

EX-99.B2 By-Laws of Twentieth Century Strategic Asset Allocations, Inc. (filed electronically as Exhibit 2 to Pre-Effective Amendment No. 3 on Form N-1A, filed December 1, 1995, and incorporated herein by reference).

EX-99.B4     Specimen  certificate   representing  shares  of  common  stock  of
             American Century Strategic Asset Allocations, Inc.

EX-99.B5a    Management Agreement, dated as of February 1, 1996, by and between
             Twentieth Century Strategic Asset Allocations, Inc. and Investors
             Research Corporation (filed electronically as Exhibit 5(a) to
             Pre-Effective Amendment No. 4 on Form N-1A, filed February 5, 1996, and incorporated herein by reference).

EX-99.B5b    Management Agreement - Advisor Class between Twentieth Century
             Strategic Asset Allocations, Inc. and Investors Research
             Corporation dated September 1, 1996 (filed electronically as
             Exhibit 5(b) to Post-Effective Amendment No. 1 on Form N-1A, filed
             August 14, 1996, and incorporated herein by reference).

EX-99.B5c    Management Agreement - Service Class between Twentieth Century
             Strategic Asset Allocations, Inc. and Investors Research
             Corporation dated September 1, 1996 (filed electronically as
             Exhibit 5(c) to Post-Effective Amendment No. 1 on Form N-1A, filed
             August 14, 1996, and incorporated herein by reference).

EX-99.B6 Distribution Agreement between TCI Portfolios, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Strategic Asset Allocations, Inc., Twentieth Century World Investors, Inc., and Twentieth Century Securities, Inc. dated September 3, 1996 (filed electronically as Exhibit 6 to Post-Effective Amendment No. 75 on form N-1A of Twentieth Century Investors, Inc., File No. 2-14213, and incorporated herein by reference).

EX-99.B8a    Custodian Agreement, dated as of February 1, 1996, by and between
             Twentieth Century Strategic Asset Allocations, Inc. and The Chase
             Manhattan Bank, N.A. (filed electronically as Exhibit 8a to
             Pre-Effective Amendment No. 4 on Form N-1A, filed February 5, 1996, and incorporated herein by reference).

EX-99.B8b    Custody Agreement, dated September 12, 1995, by and among United
             Missouri Bank of Kansas City, N.A., Investors Research Corporation,
             Twentieth Century Investors, Inc., Twentieth Century World
             Investors, Inc., Twentieth Century Premium Reserves, Inc., and
             Twentieth Century Capital Portfolios, Inc (filed electronically as
             Exhibit 8c to Pre-Effective Amendment No. 4 on Form N-1A, filed
             February 5, 1996, and incorporated herein by reference).

EX-99.B8c    Amendment No. 1 to Custody Agreement, dated January 25, 1996, by and among the United Missouri Bank of Kansas City, N.A., Investors
             Research Corporation, Twentieth Century Investors, Inc., Twentieth
             Century World Investors, Inc., Twentieth Century Premium Reserves,
             Inc., Twentieth Century Capital Portfolios, Inc., and Twentieth
             Century Strategic Asset Allocations, Inc. (filed as Exhibit 8e to
             Pre-Effective Amendment No. 4 on Form N-1A, filed February 5, 1996, and incorporated herein by reference).

EX-99.B8d    Custodian Agreement for ACH transactions, dated as of February 1,
             1996, by and between Twentieth Century Strategic Asset Allocations,
             Inc. and United Missouri Bank of Kansas City, N.A. (filed electronically as Exhibit 8d to Pre-Effective Amendment No. 4 on
             Form N-1A, filed February 5, 1996, and incorporated herein by reference).

EX-99.B8e    Global Custody Agreement between The Chase Manhattan Bank and The
             Twentieth Century and Benham Funds, dated August 9, 1996 (filed electronically as an Exhibit to Post-Effective Amendment No. 31 on Form N1-A of American Century Government Income Trust, File No.
             2-99222, and incorporated herein by reference).

EX-99.B8f    Master Agreement between Commerce Bank, N.A. and Twentieth Century
             Services, Inc. dated January 22, 1997 (filed as Exhibit 8(d) to
             Post-Effective Amendment No. 76 on Form N-1A of American Century
             Mutual Funds, Inc., File No. 2-14213, and incorporated herein by reference).

EX-99.B9 Transfer Agency Agreement, dated as of February 1, 1996, by and between Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century Services, Inc. (filed as Exhibit 9 to Pre-Effective Amendment No. 4 on Form N-1A, filed February 5, 1996, and incorporated herein by reference).

EX-99.B10    Opinion and Consent of Counsel.

EX-99.B11    Consent of Ernst & Young LLP.

EX-99.B12    Annual Report dated November 30, 1996 (filed electronically on
             January 29, 1997, and incorporated herein by reference).

EX-99.B14    Model Retirement Plans (filed as Exhibits 14a, 14b, 14c, and 14d to
             Pre-Effective Amendment No. 2 to the Registration Statement on Form
             N-1A of Twentieth Century World Investors, Inc., File No. 33-39242, and incorporated herein by reference).

EX-99.B15a   Master Distribution and Shareholder Services Plan of Twentieth
             Century Capital Portfolios, Inc., Twentieth Century Investors,
             Inc., Twentieth Century Strategic Asset Allocations, Inc. and
             Twentieth Century World Investors, Inc. (Advisor Class) dated
             September 3, 1996 (filed electronically as Exhibit 15a to
             Post-Effective Amendment No. 75 on Form N-1A of Twentieth Century
             Investors, Inc., File No. 2-14213, and incorporated herein by reference).

EX-99.B15b   Shareholder Services Plan of Twentieth Century Capital Portfolios,
             Inc., Twentieth Century Investors, Inc., Twentieth Century
             Strategic Asset Allocations, Inc. and Twentieth Century World
             Investors, Inc. (Service Class) dated September 3, 1996. (filed electronically as Exhibit 15b to Post-Effective Amendment No. 75 on
             Form N-1A of Twentieth Century Investors, Inc., File No. 2-14213, and incorporated herein by reference).

EX-99.B16    Schedules for Computations of Advertising Performance Quotations.

EX-99.B17    Power of Attorney.

EX-99.B18    Multiple Class Plan of Twentieth Century Capital Portfolios, Inc.,
             Twentieth Century Investors, Inc., Twentieth Century Strategic
             Asset Allocations, Inc. and Twentieth Century World Investors, Inc.
             dated September 3, 1996 (filed electronically as Exhibit 18 to
             Post-Effective No. 75 on Form N-1A of Twentieth Century Investors,
             Inc., File No. 2-14213, and incorporated herein by reference).

EX-27.7.1    Financial Data Schedule for Strategic Allocation: Conservative.

EX-27.7.2    Financial Data Schedule for Strategic Allocation: Moderate.

EX-27.7.3    Financial Data Schedule for Strategic Allocation: Aggressive.